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                                   Exhibit 4

                      Form of Certificate for Common Stock
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                            SECURITY BANCORP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

  COMMON STOCK                                                        CUSIP
                                                                 See Reverse For
                                                             Certain Definitions

THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
                                      OF

Security Bancorp, Inc., a stock corporation incorporated under the laws of the State of Tennessee. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by his duly authorized attorney or legal representative upon the surrender of this Certificate properly endorsed. The shares represented by this certificate are not a deposit or account and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Certificate and shares represented hereby are issued and shall be held subject to all provisions of the Charter and Bylaws of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

     IN WITNESS WHEREOF, Security Bancorp, Inc. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.



     CORPORATE SECRETARY                                               PRESIDENT



                                                                  TRANSFER AGENT

                                     [SEAL]
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                            Security Bancorp, Inc.

     The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

          TEN COM    -as tenants in common
          TEN ENT    -as tenants by the entireties
          JT TEN     -as joint tenants with right of survivorship and
                      not as tenants in common
 UNIF GIFT MIN ACT   -_______Custodian _______ under Uniform Gifts
                       (Cust)          (Minor)
                     to Minors Act _________
                                    (State)

    Additional abbreviations may also be used though not in the above list

     For value received, ___________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
   Please print or typewrite name and address, including postal zip code, of assignee

________________________________________________________________________________

________________________________________________________________________________

shares of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_____________________ Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Dated _________________

                                    __________________________________
                                              Signature

                                    ____________________________________
                                              Signature

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.